UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

eOn Communications Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

December 4, 2013

To Our Stockholders:

The Board of Directors joins me in extending to you a cordial invitation to attend the 2013 Annual Meeting of Stockholders of eOn Communications Corporation. The Annual Meeting will be held at our office located at 1703 Sawyer Road, Corinth, MS 38834 at 2:00 PM local time on January 17, 2014.

The Amended Notice of Annual Meeting of Stockholders and Supplement to Proxy Statement containing information pertaining to the business to be transacted at the Meeting appear on the following pages. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. No postage is necessary if the envelope is mailed in the United States. The prompt return of your proxy will save the expense involved in further communications. Any stockholder attending the Annual Meeting may vote in person even if a proxy has been returned.

We hope that you will be able to attend the Annual Meeting, and we look forward to seeing you.

Sincerely,

David S. Lee
Chairman of the Board

1703 Sawyer Road • Corinth, MS 38834
800-288-3132 • 662-287-3889 Fax • www.eoncommunications.com

EON COMMUNICATIONS CORPORATION
1703 SAWYER ROAD
CORINTH, MISSISSIPPI 38834

AMENDED NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 17, 2014

TO OUR STOCKHOLDERS:

Notice is hereby given that the 2013 Annual Meeting of Stockholders of eOn Communications Corporation (the “Corporation”) will be held at 1703 Sawyer Road, Corinth, MS 38834, at 2:00 PM on January 17, 2014, for the following purposes:

(1)	To elect two Class II directors to serve on the Corporation’s Board of Directors for a term of three years or until his/her successor is elected and qualified;
(2)	To ratify the appointment of Horne LLP as our independent registered public accounting firm;
(3)	To approve an advisory (non-binding) resolution on executive compensation;
(4)	To conduct an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation; and
(5)	To transact any other business which may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on November 27, 2013 are entitled to receive notice of, and to vote at, the Annual Meeting or at any adjournments or postponements of the meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder during usual business hours ten days prior to the meeting date at the principal offices of the Corporation located at 1703 Sawyer Road, Corinth, MS 38834.

By Order of the Board of Directors,
eOn Communications Corporation

Gloria Lee
Corporate Secretary
Corinth, Mississippi 38834
December 4, 2013

Your vote is important. Whether or not you expect to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-prepaid envelope in order to ensure your representation at the Annual Meeting. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

EON COMMUNICATIONS CORPORATION
1703 SAWYER ROAD
CORINTH, MISSISSIPPI 38834

SUPPLEMENT TO
PROXY STATEMENT
FOR
2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 17, 2014

This Supplement to Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation for use at the 2013 Annual Meeting of Stockholders to be held on January 17, 2014 for the purposes set forth in the foregoing Amended Notice. This Supplement and the accompanying form of proxy are being first sent to security holders on or about December 12, 2013. This Supplement to Proxy Statement and the Amended Notice supplement the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated November 29, 2013, were made available to our stockholders in connection with the solicitation of proxies for use at the Annual Meeting.

This Supplement is being furnished to provide information related to Items 3 and 4, which were intended to be included in the agenda for the Annual meeting. This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for our Annual Meeting dated November 29, 2013 that has been made available to our stockholders.

The enclosed Proxy Card includes the additional Items 3 and 4. You may vote on all four proposals by submitting the Proxy Card enclosed with this Supplement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

Except for the addition of Items 3 and 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Notice Regarding the Availability of Proxy Materials

We have posted materials related to the 2013 Annual Meeting on the Internet. The following materials are available on a secure Internet website that is compliant with new regulatory standards and does not utilize tracking cookies or site visit intelligence tracking. It is located at http://www.proxyvote.com:

•	This Supplement to Proxy Statement and the Proxy Statement for the 2013 Annual Meeting, and
•	The Corporation’s 2013 Annual Report to Shareholders, including its Form 10-K filed with the Securities and Exchange Commission.

SUPPLEMENT TO PROXY STATEMENT

Outstanding Shares and Voting Rights

Only holders of the 2,891,613 outstanding shares of Common Stock at the close of business on the record date, November 27, 2013, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the Annual Meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

The presence in person or representation by proxy of a majority of the outstanding shares of Common Stock as of the record date at the Annual Meeting will constitute a quorum, thereby permitting the stockholders to conduct their business at the Annual Meeting.

The election of directors will be determined by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum.

Each other item of business that properly comes before the Annual Meeting will be determined by the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted on the matter. Under Delaware law, abstentions are counted for the purpose of determining whether there is a quorum and, being shares entitled to vote, are counted in the determination of voting results.

In general, if a stockholder holds shares of Common Stock in “street name” through a broker or other nominee, and if the broker or other nominee is not instructed or otherwise empowered to vote the stockholder’s shares at a meeting with respect to matters which are deemed to be non-discretionary, then the stockholder’s shares will constitute “broker non-votes” as to such matter. Under Delaware law, broker non-votes are counted for the purpose of determining whether there is a quorum; however, because they reflect the withholding of voting power on a specified matter, they are not shares entitled to vote and thus are not counted in the determination of voting results. There may be “broker non-votes” at the Annual Meeting with respect to the proposal for the election of directors and the say on pay proposals, because these proposals are deemed to be non-discretionary matters.

At the Annual Meeting, votes will be counted by a representative of Computershare Inc., the Corporation’s independent Inspector of Election. Such representative will process the votes cast by the stockholders, will make a report of inspection and count of the votes cast by the stockholders, and will certify as to the number of votes cast on each proposal.

PROPOSAL # 3 — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

We are asking the shareholders to vote, on an advisory basis, to approve the compensation of our principal executive officer and our principal financial officer, (the “Named Executive Officers”) as disclosed in the Proxy Statement dated November 29, 2013 in accordance with the rules of the SEC and Section 14A of the Exchange Act. This proposal commonly known as a “say on pay” proposal, gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the compensation agreements and practices described in the Proxy Statement. This vote is advisory and is, therefore, not binding on us or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation.

Because the Board believes that the compensation of our Named Executive Officers as described in “Executive Compensation” of the Proxy Statement appropriately addresses the Company’s objectives in connection with executive compensation, it recommends that the shareholders approve the following advisory resolution:

RESOLVED that the shareholders approve the compensation of the Company’s Named Executive Officers as disclosed in the “Executive Compensation” section of the Proxy Statement pursuant to Item 402 of SEC Regulation S-K, including the executive compensation tables and related disclosures.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL # 4 — ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In addition to the advisory vote on the compensation of our Named Executive Officers as described above, we are asking our shareholders to vote as to the frequency of future advisory votes on the compensation of the Named Executive Officers pursuant to the rules of the SEC and Section 14A of the Exchange Act. This proposal gives our shareholders the opportunity to express their views on whether such future advisory votes should occur every one, two, or three years, or abstain. This vote is advisory and is, therefore, not binding on us or the Board. The Board will consider the opinions of our shareholders when determining the frequency of future advisory votes on the compensation of the Named Executive Officers. The next shareholder vote on the frequency of the advisory vote will be determined by the outcome of the vote.

The Board has determined that holding an advisory vote on executive compensation annually is the most appropriate policy for the Company at this time. Our executive management programs are designed to recognize and reward both corporate and individual goals, and an annual vote will be consistent with the annual election of the Board of Directors. Therefore, the Board recommends that the shareholders approve the following advisory resolution:

RESOLVED that the shareholders desire that the Company include an advisory vote on the compensation of the Company’s Named Executive Officers, pursuant to Section 14A of the Exchange Act, on an annual basis.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION ON AN ANNUAL BASIS.

OTHER MATTERS

The Board of Directors knows of no business which will be presented at the Annual Meeting other than the matters set forth in this Supplement and the Proxy Statement dated November 29, 2013. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

eOn communications

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 6:00 a.m., Eastern Standard Time, on January 17, 2014.

Vote by Internet

- Go to **www.investorvote.com/EONC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2 and 3 and recommends you vote 1 year on Proposal 4.

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1. Election of Directors

Nominees:	For	Withhold		For	Withhold
01 - David S. Lee	☐	☐	02 - Robert A. Gordon	☐	☐

	For	Against	Abstain
2. To ratify the appointment of Home LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2014.	☐	☐	☐
3. An advisory vote on the approval of executive compensation.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. An advisory vote on the approval of the frequency of shareholder votes on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 1 7 8 4 8 2 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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01QLZB

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement/10-K is/are available at www.proxyvote.com.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — EON COMMUNICATIONS CORPORATION

Annual Meeting of Stockholders
January 17, 2014 2:00 PM
This proxy is solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the 2013 Annual Meeting of Stockholders to be held on January 17, 2014, and the Proxy Statement, and appoints David S. Lee and James W. Hopper and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of EON Communications Corporation (the "Corporation"), which the undersigned is entitled to vote, either on his own behalf or on behalf of any entity or entities, at the 2013 Annual Meeting of Stockholders of EON Communications Corporation to be held at the Corporation offices located at, 1703 Sawyer Road, Corinth, MS 38834 on Friday, January 17, 2014 at 2:00 PM local time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

The shares represented by this proxy shall be voted by the proxies in the manner set forth on the reverse side and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before the Annual Meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side